UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 31, 2015
Date of Report (Date of earliest event reported)

SPOTLIGHT INNOVATION INC.
(Exact name of registrant as specified in its charter)

Nevada	333-141060	98-0518266
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6750 Westown Parkway, Suite 200-226 West Des Moines, IA	50266
(Address of principal executive offices)	(Zip Code)

(515) 274-9087
Registrant's telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Item 1.02 Termination of a Material Definitive Agreement.

On December 31, 2015, Spotlight Innovation Inc. (the "Company") closed a series of Termination and Release Agreements (the "Termination Agreements") which provided for the termination of certain agreements and instruments. The following is a brief summary of the transactions set forth in the Termination Agreements, and does not purport to be complete and is qualified in its entirety by reference to the full text of the Termination Agreements which are included as exhibits hereto:

- The Company and The Greig Companies, Inc. terminated the Convertible Promissory Note with The Greig Companies, Inc. in the principal amount of $2,500,000 dated March 27, 2015. Subsequent to the termination of the foregoing Convertible Promissory Note, the Company issued a new Note to K4, LLC (as described in Item 3.02 below). One Hundred Thousand Dollars ($100,000) of the Six Hundred Thousand Dollars ($600,000) debt service reserve held by The Greig Companies, Inc. shall be returned to the Company within five business days of the execution by all parties of the Termination Agreement, and the remaining Five Hundred Thousand Dollars ($500,000) shall be repaid to the Company in equal quarterly payments of $42,404 over three years which includes interest accrued at the rate of 3.25% per annum. This Termination Agreement is filed as Exhibit 10.23 hereof and is incorporated herein by reference.

- The Company and its counterparties terminated a series of Convertible Promissory Notes with Warrants with Lextacan Development, Ltd., Ocana Limited, and Tosca Limited in the aggregate principal amount of approximately Eight Hundred Sixty Five Thousand Dollars ($865,000). This series of Convertible Promissory Notes with Warrants was issued in connection with the Company's existing two Lines of Credit totaling One Million Three Thousand Three Hundred Dollars ($1,003,300) with the Denver Savings Bank, of which the Company has drawn down approximately Eight Hundred Sixty Five Thousand Dollars ($865,000), which remains due and payable by the Company to the Denver Savings Bank pursuant thereto. This Termination Agreement is filed as Exhibit 10.24 hereof and is incorporated herein by reference. The two Lines of Credit are filed as Exhibits 10.27 and 10.28 hereof and are incorporated herein by reference.

- The Company and its counterparties terminated a series of agreements (including (i) Unit Subscription Agreements (USA Control No. 849207105 STLT No's: 01-10), (ii) Confidential Memorandum of Terms (MOT Control No. 849207105 STLT), (iii) Account Management Agreements (AMA Control No: AMA 849207105 STLT), and (iv) Escrow & Compliance Attorney Agreement, collectively referred to as the "Subscription Agreements") with nine investors, Copperbottom Investments, Ltd., Britannia Securities International, Ltd., Agri-Technologies International, Ltd., On Time Investments, ltd., RnD Company, Ltd., Rooftop Holdings, Ltd., Sequence Investments Ltd., Anybright Investments, Ltd., and Orange Investments, Ltd. (collectively the "Investors"). These agreements required the purchase by the Investors of shares of Series A Preferred Stock and Warrants of the Company based on certain formulas contained in the Subscription Agreements. Pursuant to this Termination Agreement the Investors have no further obligations to provide funding to the Company, and the Company has no obligation to accept such funds. All of the shares of Series A Preferred Stock, Series C Preferred Stock, and Warrants held in trust pursuant to the Subscription Agreements are terminated, cancelled and returned to the treasury of the Company. This Termination Agreement is filed as Exhibit 10.25 hereof and is incorporated herein by reference.

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Item 3.02 Unregistered Sales of Equity Securities.

Pursuant to the Termination Agreements referenced in Item 1.01 above, the Company issued Five Hundred Thousand (500,000) shares of common stock to The Greig Companies, Inc. which shall be held by the Company and disbursed as the debt service reserve is repaid to the Company according to the terms of the Termination Agreements. The Company also issued K4, LLC a convertible promissory note in the principal amount of $2,500,000 (the "Note"). Interest accrues on the principal amount of the Note at the rate of eight percent (8%) per annum. The Company has the right to prepay all or a portion of the outstanding principal sum of the Note as follows: (a) on or before December 31, 2016 only with the written consent of the holder, such consent not to be unreasonably withheld, for such purposes including but not limited to a NASDAQ listing of the securities of the Company or as a condition to an equity financing by the Company; and (b) at any time after December 31, 2016 upon thirty days written notice by the Company to the holder. The holder of the Note has the right to convert all or a portion of the principal sum of the Note into shares of common stock of the Company in denominations of not less than Two Hundred Fifty Thousand ($250,000) Dollars as follows: (i) at any time up to December 31, 2016, at a discount of twenty percent (20%) of the average price per share of the common stock of the Company during the 20 consecutive trading days immediately prior to such conversion, but not less than a price of $.90 per share; (ii) at any time after December 31, 2016 and up to the close of business on December 31, 2017, at a discount of fifteen percent (15%) of the average price per share of the common stock of the Company during the 20 consecutive trading days immediately prior to such conversion, but not less than a price of $1.35 per share; or (iii) at any time after December 31, 2017 and up to the close of business on March 27, 2020, at a discount of five percent (5%) of the average price per share of the common stock of the Company during the 20 consecutive trading days immediately prior to such conversion, but not less than a price of $1.85 per share. The warrant to purchase 300,000 shares of Common Stock of the Company dated March 27, 2015 held by the holder of the Note was terminated and replaced with (i) a warrant to purchase 300,000 shares of common stock at a price of $1.00 per share for a three year term, and (ii) a warrant to purchase an additional 200,000 shares of common stock of the Company at a price of $1.25 per share, for a three year term. Copies of each warrant are annexed to the Note in Exhibit 10.26. The description above of the Note and Warrants does not purport to be complete and is qualified in its entirety by reference to the full text of the Note which is included as Exhibit 10.26 hereto and incorporated herein by reference.

The foregoing securities were issued pursuant to Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

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Item 9.01 Financial Statements and Exhibits.

The following documents are filed as Exhibits pursuant to Items 1.01, 1.02 and 3.02 hereof.

(d) Exhibits.

Exhibit No.	Description	Filed with this Current Report	Incorporated by reference
			Form	Filing Date	Exhibit No.
10.23	Termination and Release Agreement between Spotlight Innovation Inc. and The Greig Companies, Inc.	*

10.24	Termination and Release Agreement between Spotlight Innovation Inc. and Lextacan Development, Ltd., Ocana Limited, Tosca Limited.	*

10.25

Termination and Release Agreement between Spotlight Innovation Inc. and Britannia Securities International, Ltd., Agri-Technologies International, Ltd., On Time Investments, Ltd., RnD Company, Ltd., Rooftop Holdings, Ltd., Sequence Investments Ltd., Anybright Investments, Ltd., Orange Investments, Ltd, Elco Securities, Ltd., Jonathan Kramer, and Catwalk Capital, LLC.

*

10.26	Convertible Note dated December 31, 2015 in the principal amount of $2,500,000.	*

10.27	Line of Credit with Denver Savings Bank in the Principal sum of $752,325 dated April 4, 2014.	*

10.28	Line of Credit with Denver Savings Bank in the Principal sum of $250,000 dated July 29, 2014	*

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPOTLIGHT INNOVATION INC.

Date: January 7, 2016	By:	/s/ Cristopher Grunewald
	Name:	Cristopher Grunewald
	Title:	President and Chief Executive Officer

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